Lotsoff Capital Management Investment Trust
Lotsoff Capital Management Active Income Fund
Supplement dated April 3, 2009
Prospectus dated January 20, 2009
On April 2, 2009, the Board of Trustees (the “Board”) of Lotsoff Capital Management Investment Trust (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan”) under which the assets of Lotsoff Capital Management Active Income Fund (the “Lotsoff Fund”) would be transferred to the Driehaus Active Income Fund (the “Driehaus Fund”), a series of the Driehaus Mutual Funds. The Plan requires the approval of a majority of the shares of the Lotsoff Fund, and will be submitted to shareholders for their consideration at a meeting to be held in May 2009. To assist shareholders in considering the Plan, shareholders will receive a combined proxy statement/prospectus that describes the reorganization, which is intended to be tax-free. If approved by shareholders, the reorganization is expected to be completed at the beginning of June 2009.
Having determined that it was in the best interests of the Lotsoff Fund to be reorganized into the Driehaus Fund, the Board also determined that it was in the best interests of the Lotsoff Fund to engage Driehaus Capital Management LLC (the “Driehaus Adviser”) to serve as the investment adviser until the reorganization occurs. On April 2, 2009, the Board terminated the investment advisory agreement between the Trust, on behalf of the Lotsoff Fund, and Lotsoff Capital Management (the “Lotsoff Adviser”), and entered into an interim investment advisory agreement with the Driehaus Adviser. On April 2, 2009, the fee waiver and reimbursement agreement between the Trust, on behalf of the Lotsoff Fund, and the Lotsoff Adviser, was automatically terminated.
On April 2, 2009, the Board approved an Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Driehaus Adviser. If approved by shareholders, the Driehaus Adviser would continue to serve as the investment adviser to the Lotsoff Fund, under the Driehaus Investment Advisory Agreement, until the date of the reorganization. Approval of the Driehaus Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Lotsoff Fund, and will be submitted to shareholders for their consideration at a meeting to be held in May 2009.
Under the interim investment advisory agreement and advisory agreement with the Driehaus Adviser, the portfolio manager responsible for making investment decisions on behalf of the Lotsoff Fund is K.C. Nelson. Mirsada Durakovic is the assistant portfolio manager and has certain responsibilities for investment decision-making on the Lotsoff Fund, subject to Mr. Nelson’s approval. Mr. Nelson received his B.A. in Economics from Vanderbilt University in 1998 and an M.B.A. from Duke University in 2004. In 1998, Mr. Nelson joined J.C. Bradford & Co., where he was an analyst in the firm’s investment banking division. In 1999, he joined Andersen Corporate Finance LLC and worked as a senior analyst primarily focusing on buy and sell-side merger and acquisitions transactions across a number of industries. In 2003, Mr. Nelson joined Akela

Capital where he worked as an assistant portfolio manager focusing on convertible arbitrage. In 2006, he joined the Lotsoff Adviser where he was a senior portfolio manager of the firm’s credit-oriented strategies. In 2009, Mr. Nelson joined the Driehaus Adviser as portfolio manager focusing on the Driehaus Adviser’s credit oriented strategies. Ms. Durakovic received her B.A. in Finance from Loyola University in 1999 and is currently pursuing an M.B.A. from the University of Chicago. In 1999, Ms. Durakovic joined JPMorgan Securities where she worked as an associate focusing on domestic loan syndications, structure finance research, and asset-backed securitization. In 2006, she joined the Lotsoff Adviser where she was an assistant portfolio manager of the firm’s credit-oriented strategies. In 2009, Ms. Durakovic joined the Driehaus Adviser as an assistant portfolio manager focusing on the Driehaus Adviser’s credit oriented strategies.
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For more information, please call the Lotsoff Capital Management Investment Trust at (877) 568-7633.